UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 7/31/2016

Item 1.	Schedule of Investments.

STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

	Shares	Value
Common Stocks—88.5%
Consumer Discretionary—9.3%
Auto Components—0.3%
Lear Corp.	120,000	$13,614,000
Automobiles—2.8%
Ford Motor Co.	4,800,000	60,768,000
General Motors Co.[1]	1,937,500	61,108,750
		121,876,750
Hotels, Restaurants & Leisure—1.0%
Extended Stay America, Inc.	2,875,000	40,710,000
Household Durables—2.8%
Beazer Homes USA, Inc.[2,3]	1,387,500	13,306,125
CalAtlantic Group, Inc.	1,560,000	56,487,600
MDC Holdings, Inc.	895,000	23,556,400
PulteGroup, Inc.	1,305,000	27,639,900
		120,990,025
Media—0.3%
Comcast Corp., Cl. A	205,000	13,786,250
Multiline Retail—1.4%
Kohl’s Corp.	525,000	21,834,750
Macy’s, Inc.	655,000	23,468,650
Target Corp.	215,000	16,195,950
		61,499,350
Specialty Retail—0.7%
Best Buy Co., Inc.	400,000	13,440,000
Signet Jewelers Ltd.	45,250	3,977,927
Staples, Inc.	1,200,000	11,148,000
		28,565,927
Consumer Staples—6.4%
Beverages—1.0%
Coca-Cola Co. (The)	400,000	17,452,000
Molson Coors Brewing Co., Cl. B	240,000	24,518,400
		41,970,400
Food & Staples Retailing—1.9%
Walgreens Boots Alliance, Inc.	617,500	48,936,875
Wal-Mart Stores, Inc.	450,000	32,836,500
		81,773,375
Food Products—1.7%
Kraft Heinz Co. (The)	750,000	64,792,500
Pinnacle Foods, Inc.	207,500	10,418,575
		75,211,075
Household Products—0.7%
Procter & Gamble Co. (The)	350,000	29,956,500
Tobacco—1.1%
Philip Morris International, Inc.	480,000	48,124,800

1        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Energy—9.1%
Oil, Gas & Consumable Fuels—9.1%
BP plc, Sponsored ADR	1,587,500	$54,610,000
Chevron Corp.[1]	1,015,000	104,017,200
Exxon Mobil Corp.	890,000	79,165,500
Kinder Morgan, Inc.	1,340,000	27,242,200
Marathon Oil Corp.	2,275,000	31,031,000
Royal Dutch Shell plc, Cl. A, Sponsored ADR	1,625,000	84,158,750
Williams Cos., Inc. (The)	575,000	13,782,750
		394,007,400
Financials—31.7%
Capital Markets—5.3%
Goldman Sachs Group, Inc. (The)[1]	532,500	84,566,325
KKR & Co. LP4	4,232,500	61,117,300
Morgan Stanley	2,690,000	77,283,700
NorthStar Asset Management Group, Inc.	525,000	6,226,500
		229,193,825
Commercial Banks—11.8%
Bank of America Corp.	3,375,000	48,903,750
Citigroup, Inc.[1]	4,750,000	208,097,500
JPMorgan Chase & Co.	2,425,000	155,127,250
Wells Fargo & Co.	2,050,000	98,338,500
		510,467,000
Insurance—7.3%
American International Group, Inc.	982,500	53,487,300
Assured Guaranty Ltd.	5,657,500	151,564,425
MBIA, Inc.[2,3]	2,875,000	24,265,000
MetLife, Inc.	2,050,000	87,617,000
		316,933,725
Real Estate Investment Trusts (REITs)—5.1%
Blackstone Mortgage Trust, Inc., Cl. A	1,222,500	35,464,725
Colony Capital, Inc., Cl. A	2,875,000	51,117,500
Communications Sales & Leasing, Inc.	1,425,000	44,289,000
iStar, Inc.[2]	1,030,000	10,670,800
NorthStar Realty Finance Corp.	1,550,000	20,770,000
Starwood Property Trust, Inc.	1,500,000	32,700,000
Two Harbors Investment Corp.	2,815,000	24,631,250
		219,643,275
Real Estate Management & Development—0.3%
Realogy Holdings Corp.[2]	390,000	12,086,100
Thrifts & Mortgage Finance—1.9%
MGIC Investment Corp.[2]	3,775,000	27,142,250
Radian Group, Inc.	4,375,000	56,437,500
		83,579,750
Health Care—9.2%
Biotechnology—1.2%
AbbVie, Inc.	787,500	52,156,125

2        OPPENHEIMER EQUITY INCOME FUND

	Shares	Value
Biotechnology (Continued)
Gilead Sciences, Inc.	37,500	$2,980,125
		55,136,250
Health Care Equipment & Supplies—1.7%
Abbott Laboratories	760,000	34,010,000
Medtronic plc	450,000	39,433,500
		73,443,500
Health Care Providers & Services—0.1%
Aetna, Inc.	28,750	3,312,288
Pharmaceuticals—6.2%
Allergan plc[2]	7,500	1,897,125
Johnson & Johnson[1]	32,500	4,069,975
Merck & Co., Inc.	2,025,000	118,786,500
Pfizer, Inc.	3,000,000	110,670,000
Roche Holding AG, Sponsored ADR	825,000	26,474,250
Teva Pharmaceutical Industries Ltd., Sponsored ADR	130,000	6,955,000
		268,852,850
Industrials—6.1%
Aerospace & Defense—0.6%
General Dynamics Corp.	52,500	7,711,725
Honeywell International, Inc.	8,750	1,017,887
United Technologies Corp.	157,000	16,901,050
		25,630,662
Airlines—1.5%
United Continental Holdings, Inc.[2]	1,377,500	64,590,975
Commercial Services & Supplies—1.0%
R.R. Donnelley & Sons Co.	2,250,000	40,320,000
Electrical Equipment—1.2%
Eaton Corp. plc	360,000	22,827,600
General Cable Corp.[1]	2,041,500	30,071,295
		52,898,895
Industrial Conglomerates—1.5%
General Electric Co.	2,122,500	66,094,650
Road & Rail—0.3%
CSX Corp.	502,500	14,235,825
Information Technology—10.5%
Communications Equipment—1.4%
Cisco Systems, Inc.	2,037,500	62,204,875
Internet Software & Services—1.1%
Alphabet, Inc., Cl. C2	60,750	46,703,993
IT Services—0.6%
First Data Corp., Cl. A2	250,000	3,100,000
International Business Machines Corp.	147,500	23,691,450
		26,791,450

3        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Semiconductors & Semiconductor Equipment—2.3%
Cypress Semiconductor Corp.	1,125,000	$13,095,000
Intel Corp.	595,000	20,741,700
Micron Technology, Inc.[2]	1,300,000	17,862,000
QUALCOMM, Inc.	750,000	46,935,000
		98,633,700
Software—2.5%
Microsoft Corp.	1,400,000	79,352,000
Oracle Corp.	650,000	26,676,000
		106,028,000
Technology Hardware, Storage & Peripherals—2.6%
Apple, Inc.	1,015,000	105,773,150
HP, Inc.	615,000	8,616,150
		114,389,300
Materials—1.4%
Chemicals—0.4%
LyondellBasell Industries NV, Cl. A	245,000	18,438,700
Containers & Packaging—0.5%
International Paper Co.	475,000	21,759,750
Paper & Forest Products—0.5%
Domtar Corp.	492,500	19,389,725
Telecommunication Services—2.1%
Diversified Telecommunication Services—2.1%
AT&T, Inc.	1,440,000	62,337,600
Frontier Communications Corp.	5,300,000	27,560,000
		89,897,600
Utilities—2.7%
Electric Utilities—2.3%
American Electric Power Co., Inc.	712,500	49,376,250
Exelon Corp.	87,500	3,262,000
PPL Corp.	1,250,000	47,137,500
		99,775,750
Independent Power and Renewable Electricity Producers—0.4%
NRG Energy, Inc.	1,375,000	19,030,000
Total Common Stocks (Cost $3,255,095,824)		3,831,548,265
Preferred Stocks—9.8%
Allergan plc, 5.50% Cv., Series A	104,500	93,667,530
American Homes 4 Rent, 5% Cum., Series B, Non-Vtg.	572,531	15,801,856
Dominion Resources, Inc., 6.375% Cv.	294,490	15,354,709
Exelon Corp., 6.50% Cv.	745,000	37,287,250
Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	883,275	87,338,232
iStar, Inc., 4.50% Cv., Non-Vtg.	1,189,950	57,700,675
Post Holdings, Inc., 5.25% Cv.	322,510	49,344,030
Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.	77,500	68,820,000
Total Preferred Stocks (Cost $419,850,421)		425,314,282

4        OPPENHEIMER EQUITY INCOME FUND

	Units	Value
Rights, Warrants and Certificates—0.0%
Kinder Morgan, Inc. Wts., Strike Price $40, Exp. 5/25/17 (Cost $6,512,479)	2,600,000	$78,000
	Principal Amount
Mortgage-Backed Obligations—0.0%
Banc of America Funding Trust, Series 2007-C, Cl. 1A4, 3.019%, 5/20/36[5]	$75,675	68,428
Federal Home Loan Mortgage Corp. Gold Pool:
9.00%, 8/1/22	262	266
9.00%, 8/1/22	10	11
9.00%, 3/1/24	180	195
9.00%, 3/1/24	59	60
9.00%, 1/1/25	288	339
9.00%, 5/1/25	61	70
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.215%, 6/1/26[6]	22,223	20,659
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Series 151, Cl. F, 9%, 5/15/21	2,879	3,141
Federal National Mortgage Assn. Pool, 8.50%, 7/1/32	4,486	4,915
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 343, Cl. 18, 0.00%, 5/25/34[7,8]	21,961	4,526
Series 351, Cl. 10, 0.00%, 4/25/34[7,8]	35,307	7,033
Series 351, Cl. 8, 0.00%, 4/25/34[7,8]	77,343	15,358
Series 356, Cl. 10, 0.00%, 6/25/35[7,8]	55,577	10,185
Series 356, Cl. 12, 0.00%, 2/25/35[7,8]	27,168	4,987
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 26.423%, 12/18/31[7]	2,174	450
Series 2001-68, Cl. SC, 27.149%, 11/25/31[7]	1,438	296
Series 2002-7, Cl. SK, 21.595%, 1/25/32[7]	2,396	460
Series 2002-90, Cl. SY, 31.989%, 9/25/32[7]	2,138	460
Government National Mortgage Assn. I Pool:
8.00%, 5/15/17	643	648
8.50%, 8/15/17	55	56
8.50%, 11/15/17	55	55
8.50%, 12/15/17	57	58
8.50%, 12/15/17	185	187
Government National Mortgage Assn. II Pool, 2%, 3/20/26[5]	6,411	6,645
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	23,103	19,057
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Cl. 1A2, 5.722%, 10/25/36[5]	137,839	132,621
Total Mortgage-Backed Obligations (Cost $360,329)		301,166
Non-Convertible Corporate Bonds and Notes—0.2%
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	465,000	487,669
Glencore Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Nts., 11/15/16[9]	78,000	78,906
J.C. Penney Corp., Inc., 5.65% Sr. Unsec. Nts., 6/1/20	4,776,500	4,615,293
Kinross Gold Corp., 3.625% Sr. Unsec. Nts., 9/1/16	419,000	421,095
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	51,000	60,044
Reynolds American, Inc., 7% Sr. Unsec. Nts., 8/4/41[9]	354,000	450,637
Total Non-Convertible Corporate Bonds and Notes (Cost $5,211,895)		6,113,644

5        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Convertible Corporate Bonds and Notes—1.8%
MGIC Investment Corp.:
2.00% Cv. Sr. Unsec. Nts., 4/1/20	$1,585,000	$1,921,812
9.00% Cv. Jr. Sub. Nts., 4/1/63[9]	24,035,000	28,286,191
Navistar International Corp., 4.75% Cv. Sr. Sub. Nts., 4/15/19	77,403,000	49,102,528
Total Convertible Corporate Bonds and Notes (Cost $100,230,119)		79,310,531
	Shares
Structured Security—0.2%
Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17 (Cost $9,376,579)	248,452	8,727,655
Total Investments, at Value (Cost $3,796,637,646)	100.5%	4,351,393,543
Net Other Assets (Liabilities)	(0.5)	(23,697,121)
Net Assets	100.0%	$4,327,696,422

Footnotes to Statement of Investments

1. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $285,449,465. See Note 6 of the accompanying Notes.

2. Non-income producing security.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 30, 2015[a]	Gross Additions		Gross Reductions	Shares July 31, 2016

Beazer Homes USA, Inc.[b]	2,403,663	295,100		1,311,263	1,387,500
MBIA, Inc.[b]	9,370,000	150,300		6,645,300	2,875,000
Oppenheimer Institutional Money Market Fund, Cl. E	3,336,037	487,300,031		490,636,068	—

		Value		Income	Realized Gain (Loss)

Beazer Homes USA, Inc.[b]		$—	[c]	$—	$(16,046,082)
MBIA, Inc.[b]		—	[c]	—	(22,219,985)
Oppenheimer Institutional Money Market Fund, Cl. E		—		32,800	—

Total		$—		$32,800	$(38,266,067)

a. Represents the last business day of the Fund’s reporting period. See Note 2 of the accompanying Notes.

b. No longer an affiliate at period end.

c. The security is no longer an affiliate; therefore, the value has been excluded from this table.

4. Security is a Master Limited Partnership.

5. Represents the current interest rate for a variable or increasing rate security.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

These securities amount to $20,659 or less than 0.005% of the Fund’s net assets at period end.

6        OPPENHEIMER EQUITY INCOME FUND

Footnotes to Statement of Investments (Continued)

7. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

These securities amount to $43,755 or less than 0.005% of the Fund’s net assets at period end.

8. Interest rate is less than 0.0005%.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $28,815,734 or 0.67% of the Fund’s net assets at period end.

Exchange-Traded Options Written at July 31, 2016
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Abbott Laboratories Call	USD	44.000	8/19/16	USD	(800)	$58,721	$(90,400)
Abbott Laboratories Call	USD	45.000	9/16/16	USD	(100)	9,896	(10,200)
Abbott Laboratories Call	USD	43.000	8/19/16	USD	(300)	20,338	(57,900)
AbbVie, Inc. Call	USD	67.500	8/19/16	USD	(750)	41,774	(32,250)
Aetna, Inc. Call	USD	120.000	8/19/16	USD	(150)	27,584	(15,600)
American Electric Power Co., Inc. Call	USD	70.000	8/19/16	USD	(5,000)	560,429	(200,000)
AT & T, Inc. Call	USD	42.000	8/19/16	USD	(2,213)	203,735	(320,885)
AT & T, Inc. Call	USD	43.000	8/19/16	USD	(9,455)	811,519	(614,575)
AT & T, Inc. Call	USD	43.500	8/19/16	USD	(100)	3,396	(4,000)
AT & T, Inc. Call	USD	44.000	9/16/16	USD	(50)	1,023	(2,400)
AT & T, Inc. Call	USD	43.000	9/16/16	USD	(2,500)	314,892	(255,000)
Bank of America Corp. Call	USD	14.000	8/19/16	USD	(500)	12,729	(31,000)
Beazer Homes USA, Inc. Call	USD	8.000	8/19/16	USD	(250)	14,897	(41,250)
Best Buy Co., Inc. Call	USD	32.000	8/19/16	USD	(1,000)	57,843	(184,000)
Best Buy Co., Inc. Call	USD	31.000	8/19/16	USD	(3,000)	343,986	(744,000)
CalAtlantic Group, Inc. Call	USD	40.000	8/19/16	USD	(350)	46,685	(3,500)
CalAtlantic Group, Inc. Call	USD	42.000	8/19/16	USD	(250)	21,182	(3,750)
Chevron Corp. Call	USD	105.000	8/19/16	USD	(2,630)	807,641	(131,500)
Chevron Corp. Call	USD	105.000	9/16/16	USD	(2,500)	892,379	(267,500)
Chevron Corp. Call	USD	110.000	8/19/16	USD	(1,000)	80,618	(4,000)
Chevron Corp. Call	USD	100.000	8/19/16	USD	(2,650)	1,866,777	(781,750)
Chevron Corp. Call	USD	106.000	8/19/16	USD	(1,000)	210,765	(30,000)
Cisco Systems, Inc. Call	USD	29.000	8/19/16	USD	(925)	112,810	(169,275)
Cisco Systems, Inc. Call	USD	30.500	8/19/16	USD	(250)	11,590	(20,250)
Cisco Systems, Inc. Call	USD	30.000	8/19/16	USD	(250)	7,990	(27,250)
Cisco Systems, Inc. Call	USD	31.500	8/19/16	USD	(750)	34,591	(29,250)
Citigroup, Inc. Call	USD	45.000	10/21/16	USD	(250)	49,239	(39,750)
Coca-Cola Co. (The) Call	USD	45.000	8/19/16	USD	(475)	52,480	(2,850)
Comcast Corp. Call	USD	67.500	8/19/16	USD	(250)	30,989	(19,750)
Comcast Corp. Call	USD	70.000	8/19/16	USD	(250)	9,490	(2,500)
Communications Sales & Leasing, Inc. Call	USD	30.000	8/19/16	USD	(350)	35,017	(50,750)
CSX Corp. Call	USD	30.000	8/19/16	USD	(4,000)	150,430	(40,000)
Cypress Semiconductor Corp. Call	USD	12.000	9/16/16	USD	(1,250)	84,860	(86,250)
Cypress Semiconductor Corp. Call	USD	11.000	8/19/16	USD	(2,500)	198,950	(232,500)

7        OPPENHEIMER EQUITY INCOME FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Cypress Semiconductor Corp. Call	USD	12.000	8/19/16	USD	(3,500)	$191,759	$(140,000)
Exxon Mobil Corp. Call	USD	90.000	8/19/16	USD	(1,750)	884,610	(96,250)
Exxon Mobil Corp. Call	USD	90.000	9/16/16	USD	(50)	4,648	(6,100)
Exxon Mobil Corp. Call	USD	94.000	8/19/16	USD	(50)	9,823	(200)
Exxon Mobil Corp. Call	USD	95.000	8/19/16	USD	(2,675)	433,014	(8,025)
Exxon Mobil Corp. Call	USD	92.500	8/19/16	USD	(3,225)	1,012,422	(32,250)
Exxon Mobil Corp. Call	USD	95.000	10/21/16	USD	(1,000)	239,944	(45,000)
First Data Corp. Call	USD	12.000	8/19/16	USD	(200)	11,792	(18,000)
First Data Corp. Call	USD	13.000	8/19/16	USD	(500)	15,364	(19,500)
Ford Motor Co. Call	USD	14.000	8/19/16	USD	(250)	3,410	(500)
General Cable Corp. Call	USD	14.000	8/19/16	USD	(250)	30,489	(33,125)
General Cable Corp. Call	USD	12.000	8/19/16	USD	(100)	9,896	(26,250)
General Cable Corp. Call	USD	16.000	8/19/16	USD	(250)	12,670	(11,250)
General Dynamics Corp. Call	USD	150.000	8/19/16	USD	(250)	22,984	(22,500)
General Electric Co. Call	USD	31.000	8/19/16	USD	(1,550)	220,657	(80,600)
General Electric Co. Call	USD	32.000	8/19/16	USD	(1,000)	46,559	(12,000)
HP, Inc. Call	USD	13.000	8/19/16	USD	(250)	24,614	(28,750)
Intel Corp. Call	USD	36.000	8/19/16	USD	(250)	11,364	(2,250)
Intel Corp. Call	USD	35.000	8/19/16	USD	(200)	5,492	(7,000)
Intel Corp. Call	USD	36.000	9/16/16	USD	(300)	7,788	(9,300)
Intel Corp. Call	USD	35.000	9/16/16	USD	(100)	6,796	(7,000)
Intel Corp. Call	USD	35.500	8/19/16	USD	(500)	30,979	(9,000)
International Business Machines Corp. Call	USD	165.000	9/16/16	USD	(25)	3,249	(3,075)
International Business Machines Corp. Call	USD	165.000	8/19/16	USD	(125)	9,620	(5,250)
International Business Machines Corp. Call	USD	160.000	8/19/16	USD	(130)	46,803	(26,260)
Johnson & Johnson Call	USD	126.000	8/19/16	USD	(325)	32,161	(21,775)
JPMorgan Chase & Co. Call	USD	65.000	8/19/16	USD	(250)	14,740	(12,750)
Kinder Morgan, Inc. Call	USD	20.000	8/19/16	USD	(8,500)	965,375	(552,500)
Kinder Morgan, Inc. Call	USD	19.000	8/19/16	USD	(2,650)	240,033	(360,400)
Kinder Morgan, Inc. Call	USD	21.000	8/19/16	USD	(2,000)	135,936	(42,000)
Kinder Morgan, Inc. Call	USD	22.000	8/19/16	USD	(250)	17,865	(1,500)
Kraft Heinz Co. (The) Call	USD	87.500	8/19/16	USD	(1,125)	346,697	(153,000)
Kraft Heinz Co. (The) Call	USD	85.000	8/19/16	USD	(2,175)	1,000,265	(576,375)
Kraft Heinz Co. (The) Call	USD	90.000	8/19/16	USD	(1,000)	181,956	(65,000)
Marathon Oil Corp. Call	USD	14.000	8/19/16	USD	(500)	101,978	(24,500)
Marathon Oil Corp. Call	USD	13.500	8/19/16	USD	(250)	18,489	(18,250)
Marathon Oil Corp. Call	USD	14.500	8/19/16	USD	(750)	65,718	(24,000)
Marathon Oil Corp. Call	USD	16.000	8/19/16	USD	(1,500)	96,554	(10,500)
Marathon Oil Corp. Call	USD	15.000	8/19/16	USD	(12,750)	1,381,381	(255,000)
MDC Holdings, Inc. Call	USD	27.000	8/19/16	USD	(1,000)	43,741	(40,000)
MDC Holdings, Inc. Call	USD	28.000	8/19/16	USD	(250)	7,240	(6,250)
MDC Holdings, Inc. Call	USD	26.000	8/19/16	USD	(250)	20,234	(19,375)
Merck & Co., Inc. Call	USD	61.000	8/19/16	USD	(250)	9,900	(2,500)
MetLife, Inc. Call	USD	45.000	8/19/16	USD	(250)	10,382	(5,000)
MGIC Investment Corp. Call	USD	6.000	8/19/16	USD	(1,000)	44,083	(119,500)
MGIC Investment Corp. Call	USD	7.000	8/19/16	USD	(350)	5,992	(11,200)
Micron Technology, Inc. Call	USD	15.000	8/19/16	USD	(750)	27,858	(12,000)
Micron Technology, Inc. Call	USD	13.000	8/19/16	USD	(2,750)	233,973	(277,750)

8        OPPENHEIMER EQUITY INCOME FUND

Exchange-Traded Options Written (Continued)
Description		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
Micron Technology, Inc. Call	USD	14.000	8/19/16	USD	(550)	$21,977	$(23,650)
Microsoft Corp. Call	USD	56.500	8/19/16	USD	(250)	11,615	(20,750)
Molson Coors Brewing Co. Call	USD	100.000	8/19/16	USD	(250)	69,592	(107,250)
Molson Coors Brewing Co. Call	USD	90.000	8/19/16	USD	(50)	29,022	(63,150)
Molson Coors Brewing Co. Call	USD	95.000	8/19/16	USD	(100)	37,275	(74,000)
NRG Energy, Inc. Call	USD	15.000	8/19/16	USD	(175)	23,268	(4,375)
NRG Energy, Inc. Call	USD	16.000	8/19/16	USD	(1,250)	61,008	(12,500)
Oracle Corp. Call	USD	40.000	8/19/16	USD	(175)	24,713	(21,525)
Oracle Corp. Call	USD	42.000	9/16/16	USD	(50)	3,198	(3,050)
Oracle Corp. Call	USD	41.000	8/19/16	USD	(150)	11,993	(8,400)
Pfizer, Inc. Call	USD	36.000	8/19/16	USD	(125)	6,745	(12,625)
Pfizer, Inc. Call	USD	37.000	8/19/16	USD	(1,000)	29,619	(44,000)
Philip Morris International, Inc. Call	USD	105.000	8/19/16	USD	(1,010)	122,786	(4,040)
Philip Morris International, Inc. Call	USD	100.000	8/19/16	USD	(90)	17,276	(10,980)
Pinnacle Foods, Inc. Call	USD	47.500	8/19/16	USD	(2,075)	180,122	(591,375)
PPL Corp. Call	USD	39.000	8/19/16	USD	(325)	11,212	(1,625)
Procter & Gamble Co. (The) Call	USD	85.000	8/19/16	USD	(110)	13,446	(18,810)
PulteGroup, Inc. Call	USD	21.000	8/19/16	USD	(1,000)	43,478	(66,000)
PulteGroup, Inc. Call	USD	22.000	8/19/16	USD	(250)	7,740	(5,500)
QUALCOMM, Inc. Call	USD	52.500	8/19/16	USD	(50)	9,598	(50,500)
QUALCOMM, Inc. Call	USD	62.500	8/19/16	USD	(750)	35,204	(75,000)
Realogy Holdings Corp. Call	USD	30.000	8/19/16	USD	(400)	45,650	(62,400)
Realogy Holdings Corp. Call	USD	32.500	8/19/16	USD	(50)	1,287	(1,750)
Signet Jewelers Ltd. Call	USD	90.000	8/19/16	USD	(75)	24,227	(16,500)
Signet Jewelers Ltd. Call	USD	90.000	9/16/16	USD	(20)	7,339	(7,400)
Signet Jewelers Ltd. Call	USD	95.000	8/19/16	USD	(52)	10,149	(2,392)
Staples, Inc. Call	USD	9.000	8/19/16	USD	(1,125)	50,221	(56,250)
Target Corp. Call	USD	80.000	8/19/16	USD	(250)	12,512	(3,750)
Walgreens Boots Alliance, Inc. Call	USD	85.000	8/19/16	USD	(849)	72,591	(6,792)
Wal-Mart Stores, Inc. Call	USD	75.000	8/19/16	USD	(1,500)	126,997	(61,500)
Williams Cos., Inc. (The) Call	USD	22.000	8/19/16	USD	(512)	104,681	(99,840)
Williams Cos., Inc. (The) Call	USD	21.000	8/19/16	USD	(488)	75,178	(146,400)
Williams Cos., Inc. (The) Call	USD	25.000	8/19/16	USD	(1,000)	48,008	(65,000)
Total of Exchange-Traded Options Written						$16,836,269	$(9,555,474)

9        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS July 31, 2016 Unaudited

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

10        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

11        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair

12        OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$401,042,302	$—	$—	$401,042,302
Consumer Staples	277,036,150	—	—	277,036,150
Energy	394,007,400	—	—	394,007,400
Financials	1,371,903,675	—	—	1,371,903,675
Health Care	400,744,888	—	—	400,744,888
Industrials	263,771,007	—	—	263,771,007
Information Technology	454,751,318	—	—	454,751,318
Materials	59,588,175	—	—	59,588,175
Telecommunication Services	89,897,600	—	—	89,897,600
Utilities	118,805,750	—	—	118,805,750
Preferred Stocks	367,613,607	57,700,675	—	425,314,282
Rights, Warrants and Certificates	78,000	—	—	78,000
Mortgage-Backed Obligations	—	301,166	—	301,166
Non-Convertible Corporate Bonds and Notes	—	6,113,644	—	6,113,644

13        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
Convertible Corporate Bonds and Notes	$—	$79,310,531	$—	$79,310,531
Structured Security	—	8,727,655	—	8,727,655

Total Assets	$4,199,239,872	$152,153,671	$—	$4,351,393,543

Liabilities Table
Other Financial Instruments:
Options written, at value	$(9,555,474)	$—	$—	$(9,555,474)

Total Liabilities	$(9,555,474)	$—	$—	$(9,555,474)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market

14        OPPENHEIMER EQUITY INCOME FUND

4. Investments and Risks (Continued)

(“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality

15        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

16        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $524,513 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to

17        OPPENHEIMER EQUITY INCOME FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $5,951,345 and $3,292,956 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 30, 2015	78,716	$15,606,997
Options written	648,323	77,780,634
Options closed or expired	(314,982)	(34,511,692)
Options exercised	(288,548)	(42,039,670)

Options outstanding as of July 31, 2016	123,509	$16,836,269

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

18        OPPENHEIMER EQUITY INCOME FUND

6. Use of Derivatives (Continued)

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$3,848,117,446
Federal tax cost of other investments	(16,836,269)

Total federal tax cost	$3,831,281,177

Gross unrealized appreciation	$689,113,870
Gross unrealized depreciation	(178,556,978)

Net unrealized appreciation	$510,556,892

19        OPPENHEIMER EQUITY INCOME FUND

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 7/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	9/14/2016

By:	/S/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	9/14/2016